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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

                                  June 9, 2000
                                (Date of Report)

                                  June 8, 2000
                        (Date of earliest event reported)


                            -------------------------

                         Commission File Number 0-26816

                             IDX SYSTEMS CORPORATION
             (Exact name of registrant as specified in its charter)


             Vermont                                  03-0222230
   (State or other jurisdiction of                 (I.R.S. Employer
   incorporation or organization)                 Identification No.)

                               1400 Shelburne Road
                           South Burlington, VT 05403

                    (Address of principal executive offices)

                  Registrant's telephone number, including area
                              code: (802-862-1022)

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                          Exhibit Index on Page 2 of 7


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ITEM 5.  OTHER EVENTS

         On June 8, 2000, the Company, ChannelHealth Incorporated, a subsidiary of IDX, and Healtheon/WebMD Corporation announced they have entered into agreements defining strategic relationships among the companies. The new agreements supersede the agreements announced by the companies on January 24, 2000, which were subject to regulatory approval. The new agreements announced today are not subject to regulatory approval and will be implemented immediately

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits.
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EXHIBIT NO.               DESCRIPTION                         PAGE
-----------               -----------                         ----

99                        IDX News Release dated              4
                          June 8, 2000



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                                   Page 2 of 7

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      IDX SYSTEMS CORPORATION
                                      (Registrant)



Date:  June 9, 2000                   /S/ JOHN A. KANE
                                      ____________________________________
                                      John A. Kane
                                      Vice President, Finance and Administration
                                      Chief Financial Officer, and Treasurer































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